EXHIBIT A

RULE 424(b)(3)
FORM F-6 #: 333-12040

EFFECTIVE JANUARY 24,
2005, AO SIBERIAN OIL
COMPANY (ALSO KNOWN AS
SIBNEFT) CHANGED THE
RATIO ON ITS AMERICAN
DEPOSITARY RECEIPTS
(ADRs) FROM ONE (1)
AMERICAN DEPOSITARY SHARE
(ADS) REPRESENTING TEN
(10) DEPOSITED SHARES TO
ONE (1) ADS REPRESENTING
FIVE (5) DEPOSITED
SHARES.
AMERICAN DEPOSITARY
SHARES (Each American
Depositary Share
represents ten (10)
deposited Shares)


IT IS EXPECTED THAT
COMMON SHARES
DEPOSITED HEREUNDER
WILL BE REGISTERED
ON THE SHARE
REGISTER MAINTAINED
BY THE RUSSIAN SHARE
REGISTRAR IN THE
NAME OF THE
DEPOSITARY OR ITS
NOMINEE OR OF THE
CUSTODIAN OR ITS
NOMINEE.  OWNERS AND
BENEFICIAL OWNERS
SHOULD BE AWARE,
HOWEVER, THAT
RUSSIAS SYSTEM OF
SHARE REGISTRATION
AND CUSTODY CREATES
CERTAIN RISKS OF
LOSS THAT ARE NOT
NORMALLY ASSOCIATED
WITH INVESTMENTS IN
OTHER SECURITIES
MARKETS.  THE
DEPOSITARY WILL NOT
BE LIABLE FOR THE
UNAVAILABILITY OF
COMMON SHARES OR FOR
THE FAILURE TO MAKE
ANY DISTRIBUTION OF
CASH OR PROPERTY
WITH RESPECT THERETO
AS A RESULT OF SUCH
UNAVAILABILITY.

THE DEPOSITARY HAS
BEEN ADVISED BY
RUSSIAN COUNSEL THAT
COURTS IN THE
RUSSIAN FEDERATION
WILL NOT RECOGNIZE
OR ENFORCE JUDGMENTS
OBTAINED IN THE NEW
YORK COURTS.




THE BANK OF NEW YORK

AMERICAN DEPOSITARY
RECEIPT

FOR COMMON SHARES OF

THE NOMINAL VALUE OF
..0016 RUBLE EACH OF

AO SIBERIAN OIL COMPANY

(Also known as Sibneft)

(INCORPORATED UNDER THE
LAWS OF THE RUSSIAN
FEDERATION)

            The Bank of New
York, as depositary
(hereinafter, together
with The Bank of New York
International Nominees, a
New York partnership, as
nominee of The Bank of
New York in whose name
Shares are registered
pursuant to the Deposit
Agreement, the
Depositary), hereby
certifies
that_____________________
_________________________
________, or registered
assigns IS THE OWNER OF
_________________________
____

	AMERICAN DEPOSITARY SHARES



representing deposited
common shares (herein
called Shares) of AO
SIBERIAN OIL COMPANY,
incorporated under the
laws of the Russian
Federation (herein called
the Company).  At the
date hereof, each
American Depositary Share
represents ten (10)
Shares deposited or
subject to deposit under
the Deposit Agreement (as
such term is hereinafter
defined) at the Moscow,
Russian Federation,
office of ING Bank
(Eurasia) ZAO (Closed
Joint Stock Company)
(herein called the
Custodian).  The
Depositarys Corporate
Trust Office is located
at a different address
than its principal
executive office.  Its
Corporate Trust Office is
located at 101 Barclay
Street, New York, N.Y.
10286, and its principal
executive office is
located at One Wall
Street, New York, N.Y.
10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286

            1.  THE DEPOSIT
AGREEMENT.

            This American
Depositary Receipt is one
of an issue (herein
called Receipts), all
issued and to be issued
upon the terms and
conditions set forth in
the deposit agreement,
dated as of April 20,
1999 (herein called the
Deposit Agreement), by
and among the Company,
the Depositary, and all
Owners and Beneficial
Owners from time to time
of Receipts issued
thereunder, each of whom
by accepting a Receipt
agrees to become a party
thereto and become bound
by all the terms and
conditions thereof.  The
Deposit Agreement sets
forth the rights of
Owners and Beneficial
Owners of the Receipts
and the rights and duties
of the Depositary in
respect of the Shares
deposited thereunder and
any and all other
securities, property and
cash from time to time
received in respect of
such Shares and held
thereunder (such Shares,
securities, property, and
cash are herein called
Deposited Securities).
Copies of the Deposit
Agreement are on file at
the Depositarys Corporate
Trust Office in New York
City and at the office of
the Custodian.

            The statements
made on the face and
reverse of this Receipt
are summaries of certain
provisions of the Deposit
Agreement and are
qualified by and subject
to the detailed
provisions of the Deposit
Agreement, to which
reference is hereby made.
 Capitalized terms
defined in the Deposit
Agreement and not defined
herein shall have the
meanings set forth in the
Deposit Agreement.



            2.  SURRENDER
OF RECEIPTS AND
WITHDRAWAL OF SHARES.



            Upon surrender
at the Corporate Trust
Office of the Depositary
of this Receipt, and upon
payment of the fees and
expenses of the
Depositary provided in
this Receipt, and subject
to the terms and
conditions of the Deposit
Agreement and accompanied
by such documents as the
Depositary may require
(including a
purchase/sale contract
relating to the transfer
of the Shares) and upon
payment of the fee of the
Depositary for the
surrender of Receipts as
provided in Section 5.09
of the Deposit Agreement
and payment of all taxes
and governmental charges
payable in connection
with such surrender and
withdrawal of the
Deposited Securities and
subject to the terms and
conditions of the Deposit
Agreement, the Charter of
the Company and the
Deposited Securities, the
Owner hereof is entitled
to delivery, to him or
upon his order, of the
amount of Deposited
Securities at the time
represented by the
American Depositary
Shares for which this
Receipt is issued.
Delivery of such
Deposited Securities may
be made by the delivery
of (a) certificates or
other documents
evidencing title
(including extracts from
the Share Register) in
the name of the Owner
hereof or as ordered by
him or certificates
properly endorsed or
accompanied by proper
instruments of transfer
and (b) any other
securities, property and
cash to which such Owner
is then entitled in
respect of this Receipt.
 The Depositary shall as
promptly as possible
direct the Custodian or
its agents to cause the
transfer and recordation
by the Russian Share
Registrar on the Share
Register of the Shares
included in such
Deposited Securities in
the name of such Owner or
as directed by him as
above provided, and the
Company shall ensure that
such transfer and
recordation is effected
in accordance with
Section 5.13 of the
Deposit Agreement.  The
Depositary shall further
direct the Custodian or
its Agents upon such
transfer and recordation,
to deliver at the Moscow,
Russian Federation,
office of the Custodian,
subject to Sections 2.06,
3.01 and 3.02 and to the
other terms and
conditions of the Deposit
Agreement, to or upon the
written order of the
Owner, certificates or
documents evidencing
title (including extracts
from the Share Register)
for such Deposited
Securities, except that,
if and to the extent
practicable, the
Depositary may make
delivery to such person
or persons at the
Corporate Trust Office of
the Depositary of any
such Deposited Securities
which may at the time be
held by the Depositary.
At the request, risk and
expense of any Owner so
surrendering this
Receipt, and for the
account of such Owner,
the Depositary shall
direct the Custodian to
forward any cash or other
property (other than
rights) comprising, and
forward a certificate or
certificates and other
proper documents
evidencing title for (as
described above), the
Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Receipt to the Depositary
for delivery at the
Corporate Trust Office of
the Depositary.  Such
direction shall be given
by letter or, at the
request, risk and expense
of such Owner, by cable,
telex or facsimile
transmission.

            3.  TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.

            The transfer of
this Receipt is
registrable on the books
of the Depositary at its
Corporate Trust Office by
the Owner hereof in
person or by a duly
authorized attorney,
without unreasonable
delay, upon surrender of
this Receipt properly
endorsed for transfer or
accompanied by proper
instruments of transfer
and funds sufficient to
pay any applicable
transfer taxes and the
expenses of the
Depositary and upon
compliance with such
regulations, if any, as
the Depositary may
establish for such
purpose.  This Receipt
may be split into other
such Receipts, or may be
combined with other such
Receipts into one
Receipt, evidencing the
same aggregate number of
American Depositary
Shares as the Receipt or
Receipts surrendered.  As
a condition precedent to
the execution and
delivery, registration of
transfer, split-up,
combination, or surrender
of any Receipt or
withdrawal of any
Deposited Securities, the
Depositary, the
Custodian, or Registrar
may require payment from
the depositor of the
Shares or the presenter
of the Receipt of a sum
sufficient to reimburse
it for any tax or other
governmental charge and
any stock transfer or
registration fee with
respect thereto
(including any such tax
or charge and fee with
respect to Shares being
deposited or withdrawn)
and payment of any
applicable fees and
expenses as provided in
this Receipt, may require
the production of proof
satisfactory to it as to
the identity and
genuineness of any
signature and may also
require compliance with
such reasonable
regulations as the
Depositary may establish
consistent with the
provisions of the Deposit
Agreement or this
Receipt, including,
without limitation, this
Article 3.



            The delivery of
Receipts against deposit
of Shares generally or
against deposit of
particular Shares may be
suspended, or the
transfer of Receipts in
particular instances may
be refused, or the
registration of transfer
of outstanding Receipts
generally may be
suspended, during any
period when the transfer
books of the Depositary
are closed, or if any
such action is deemed
necessary or advisable by
the Depositary or the
Company at any time or
from time to time because
of any requirement of law
or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this
Receipt, or for any other
reason, subject to the
provisions of the
following sentence.
Notwithstanding anything
to the contrary in the
Deposit Agreement or this
Receipt, the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended subject only to
(i) temporary delays
caused by closing the
transfer books of the
Depositary or the Company
or the deposit of Shares
in connection with voting
at a shareholders
meeting, or the payment
of dividends, (ii) the
payment of fees, taxes
and similar charges, and
(iii) compliance with any
U.S. or foreign laws or
governmental regulations
relating to the Receipts
or to the withdrawal of
the Deposited Securities.
 Without limitation of
the foregoing, the
Depositary shall not
knowingly accept for
deposit under the Deposit
Agreement any Shares
required to be registered
under the provisions of
the Securities Act of
1933 for the public offer
and sale thereof in the
United States unless a
registration statement is
in effect as to such
Shares for such offer and
sale.

            The Depositary
has agreed to comply with
written instructions of
the Company that the
Depositary will not
accept for deposit under
the Deposit Agreement any
Shares identified in such
instructions at such time
and under such
circumstances as may
reasonably be specified
in such instructions in
order to facilitate the
Companys compliance with
the securities laws of
the United States.

            4.  LIABILITY
OF OWNER OR BENEFICIAL
OWNER FOR TAXES.



            If any tax or
other governmental charge
shall become payable with
respect to any Receipt or
any Deposited Securities
represented hereby, such
tax or other governmental
charge shall be payable
by the Owner or
Beneficial Owner hereof
to the Depositary, and
such Owner or Beneficial
Owner shall be deemed
liable therefor.  In
addition to any other
remedies available to it,
the  Depositary may
refuse to effect any
transfer of this Receipt
or any withdrawal of
Deposited Securities
represented by American
Depositary Shares
evidenced by such Receipt
until such payment is
made, and may withhold
any dividends or other
distributions, or may
sell for the account of
the Owner or Beneficial
Owner hereof any part or
all of the Deposited
Securities represented by
the American Depositary
Shares evidenced by this
Receipt, and may apply
such dividends or other
distributions or the
proceeds of any such sale
in payment of such tax or
other governmental charge
and the Owner or
Beneficial Owner hereof
shall remain liable for
any deficiency.  The
obligations of Owners and
Beneficial Owners under
this Article 4 shall
survive any transfer of
Receipts pursuant to
Section 2.04 of the
Deposit Agreement, any
surrender of Receipts and
withdrawal of Deposited
Securities pursuant to
Section 2.05 of the
Deposit Agreement, or the
termination of the
Deposit Agreement
pursuant to Section 6.02
of the Deposit Agreement.

            5.  WARRANTIES
ON DEPOSIT OF SHARES.

            Every person
depositing Shares under
the Deposit Agreement
shall be deemed thereby
to represent and warrant
that such Shares and each
certificate therefor are
validly issued, fully
paid, non-assessable
(subject only to Article
28 of the law of the
Russian Federation On
Joint Stock Companies),
and free of any
preemptive rights of the
holders of outstanding
Shares and that the
person making such
deposit is duly
authorized so to do.
Every such person shall
also be deemed to
represent that such
Shares and the Receipts
evidencing American
Depositary Shares
representing such Shares
would not be Restricted
Securities.  Such
representations and
warranties shall survive
the deposit of Shares and
issuance of Receipts.

            6.  FILING
PROOFS, CERTIFICATES, AND
OTHER INFORMATION.

            Any person
presenting Shares for
deposit or any Owner or
Beneficial Owner of a
Receipt may be required
from time to time to file
with the Depositary or
the Custodian such proof
of citizenship or
residence, exchange
control approval, or such
information relating to
the registration on the
books of the Company or
the Russian Share
Registrar, if applicable,
to execute such
certificates and to make
such representations and
warranties, as the
Depositary, or the
Company, upon written
notice to the Depositary,
may deem necessary or
proper.  The Depositary
may, and at the
reasonable written
request of the Company
will, withhold the
delivery or registration
of transfer of any
Receipt or the
distribution of any
dividend or sale or
distribution of rights or
of the proceeds thereof
or the delivery of any
Deposited Securities
until such proof or other
information is filed or
such certificates are
executed or such
representations and
warranties made to the
satisfaction of the
Depositary and the
Company.  Each Owner and
Beneficial Owner agrees
to provide any
information requested by
the Company or the
Depositary pursuant to
Section 3.01 of the
Deposit Agreement and
this Article 6.

            7.  CHARGES OF
DEPOSITARY.



            The Company
agrees to pay the fees,
reasonable expenses and
out-of-pocket charges of
the Depositary and those
of any Registrar only in
accordance with
agreements in writing
entered into between the
Depositary and the
Company from time to
time.  The Depositary
shall present detailed
statements for such
charges and expenses to
the Company once every
three months.  The
charges and expenses of
the Custodian are for the
sole account of the
Depositary.



            The following
charges shall be incurred
by any party depositing
or withdrawing Shares, by
any Owner of Receipts or
by any party surrendering
Receipts or to whom
Receipts are issued
(including, without
limitation, issuance
pursuant to a stock
dividend or stock split
declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03
of the Deposit
Agreement), whichever
applicable: (1) taxes and
other governmental
charges, (2) such
registration fees as may
from time to time be in
effect for the
registration of transfers
of Shares generally on
the Share Register of the
Company maintained by the
Russian Share Registrar
and applicable to
transfers of Shares to
the name of the
Depositary or its nominee
or the Custodian or its
nominee on the making of
deposits or withdrawals
under the terms of the
Deposit Agreement,
(3) such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such
expenses as are incurred
by the Depositary in the
conversion of foreign
currency pursuant to
Section 4.05 of the
Deposit Agreement, (5) a
fee of $5.00 or less per
100 American Depositary
Shares (or portion
thereof) for the
execution and delivery of
Receipts pursuant to
Sections 2.03, 4.03 or
4.04 of the Deposit
Agreement and the
surrender of Receipts
pursuant to Sections 2.05
or 6.02 of the Deposit
Agreement, (6) a fee of
$.02 or less per American
Depositary Share (or
portion thereof) for any
cash distribution made
pursuant to Sections 4.01
through 4.04 of the
Deposit Agreement, (7) a
fee of $.01 or less per
American Depositary Share
(or portion thereof) per
year to cover such
expenses as are incurred
for inspections by the
Depositary, the Custodian
or their respective
agents of the Share
Register maintained by
the Russian Share
Registrar (which fee
shall be assessed against
Owners of record as of
the date or dates set by
the Depositary in
accordance with
Section 4.06 of the
Deposit Agreement and
shall be collected at the
sole discretion of the
Depositary by billing
such Owners for such fee
or by deducting such fee
from one or more cash
dividends or other cash
distributions), (8) a fee
for the distribution of
securities pursuant to
Section 4.02 of the
Deposit Agreement, such
fee being in an amount
equal to the fee for the
execution and delivery of
American Depositary
Shares referred to above
which would have been
charged as a result of
the deposit of such
securities (for purposes
of this clause 8 treating
all such securities as if
they were Shares), but
which securities are
instead distributed by
the Depositary to Owners
and (9) a fee not in
excess of $1.50 per
certificate for a Receipt
or Receipts for transfers
made pursuant to the
terms of the Deposit
Agreement.

            The Depositary,
subject to Article 8
hereof, may own and deal
in, in accordance with
applicable law, any class
of securities of the
Company and its
affiliates and in
Receipts.

            8.  PRE-RELEASE
OF RECEIPTS.

            The Depositary
may issue Receipts
against rights to receive
Shares from the Company.
 No such issue of
Receipts will be deemed a
Pre-Release subject to
the restrictions of the
following paragraph.



            Unless
requested by the Company
to cease doing so,
notwithstanding Section
2.03 of the Deposit
Agreement, the Depositary
may execute and deliver
Receipts prior to the
receipt of Shares
pursuant to Section 2.02
of the Deposit Agreement
(a Pre-Release).  The
Depositary may, pursuant
to Section 2.05 of the
Deposit Agreement,
deliver Shares upon the
receipt and cancellation
of Receipts which have
been Pre-Released,
whether or not such
cancellation is prior to
the termination of such
Pre-Release or the
Depositary knows that
such Receipt has been
Pre-Released.  The
Depositary may receive
Receipts in lieu of
Shares in satisfaction of
a Pre-Release.  Each Pre-
Release will be (a)
preceded or accompanied
by a written
representation from the
person to whom Receipts
or Shares are to be
delivered (the Pre-
Releasee), that the Pre-
Releasee, or its
customer, owns the Shares
or Receipts to be
remitted, as the case may
be, (b) at all times
fully collateralized
(such collateral marked
to market daily) with
cash U.S. Government
securities or such other
collateral as the
Depositary determines, in
good faith, will provide
substantially similar
liquidity and security,
(c) terminable by the
Depositary on not more
than five (5) business
days notice, and (d)
subject to such further
indemnities and credit
regulations as the
Depositary deems
appropriate.  The number
of Shares represented by
American Depositary
Shares which are
outstanding at any time
as a result of Pre-
Release will not normally
exceed thirty percent
(30%) of the Shares
deposited under the
Deposit Agreement;
provided, however, that
the Depositary reserves
the right to disregard
such limit from time to
time as it deems
appropriate and may, with
the prior written consent
of the Company, change
such limit from time to
time for purposes of
general application.  The
Depositary will also set
limits with respect to
Pre-Release transactions
to be entered into under
the Deposit Agreement
with any particular Pre-
Releasee on a case by
case basis as it deems
appropriate.  The
collateral referred to in
clause (b) above will be
held by the Depositary
for the benefit of the
Owners as security for
the performance of the
obligations to deliver
Shares set forth in
clause (a) above (and
will not, for the
avoidance of doubt,
constitute deposited
Securities under the
Deposit Agreement).

            The Depositary
may retain for its own
account any compensation
received by it in
connection with the
foregoing.  The Company
will have no liability to
any Owner with respect to
any representations,
actions or omissions by
the Depositary, and
holder of Receipts, or
any Owner or any of their
respective agents
pursuant to Section 2.09
of the Deposit Agreement
and this Article 8.

            9.  TITLE TO
RECEIPTS.

            It is a
condition of this Receipt
and every successive
Owner and Beneficial
Owner of this Receipt by
accepting or holding the
same consents and agrees,
that title to this
Receipt when properly
endorsed or accompanied
by proper instruments of
transfer, is transferable
by delivery with the same
effect as in the case of
a negotiable instrument
under the laws of New
York; provided, however,
that the Depositary and
the Company,
notwithstanding any
notice to the contrary,
may treat the person in
whose name this Receipt
is registered on the
books of the Depositary
as the absolute owner
hereof for the purpose of
determining the person
entitled to distribution
of dividends or other
distributions or to any
notice provided for in
the Deposit Agreement or
for all other purposes,
and neither the
Depositary nor the
Company will have any
obligation or be subject
to any liability under
the Deposit Agreement to
any holder of this
Receipt unless such
holder is the Owner
hereof.

            10.  VALIDITY
OF RECEIPT.

            This Receipt
shall not be entitled to
any benefits under the
Deposit Agreement or be
valid or obligatory for
any purpose, unless this
Receipt shall have been
executed by the
Depositary by the manual
signature of a duly
authorized signatory of
the Depositary; provided,
however, that such
signature may be a
facsimile if a Registrar
for the Receipts shall
have been appointed and
such Receipts are
countersigned by the
manual signature of a
duly authorized officer
of the Registrar.



            11.  REPORTS;
INSPECTION OF TRANSFER
BOOKS.

            The Company
currently furnishes the
Securities and Exchange
Commission (hereinafter
called the Commission)
with certain public
reports and documents
required by foreign law
or otherwise under Rule
12g3-2(b) under the
Securities Exchange Act
of 1934.  Such reports
and communications will
be available for
inspection and copying by
Owners and Beneficial
Owners at the public
reference facilities
maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.

            The Depositary
will make available for
inspection by Owners of
Receipts at its Corporate
Trust Office any reports
and communications,
including any proxy
soliciting material,
received from the Company
which are both
(a) received by the
Depositary as the holder
of the Deposited
Securities and (b) made
generally available to
the holders of such
Deposited Securities by
the Company.  The
Depositary will also send
to Owners of Receipts (i)
copies of such reports
when furnished by the
Company pursuant to
Section 5.06 of the
Deposit Agreement, (ii)
copies of any written
communications provided
to the Depositary by the
Russian Share Registrar
pursuant to Section
5.13(b)(v) of the Deposit
Agreement; and (iii)
copies of any notices
given or required to be
given by the Depositary
pursuant to Section
5.13(d) of the Deposit
Agreement.  Any such
reports and
communications, including
any such proxy soliciting
material, furnished to
the Depositary by the
Company shall be
furnished in English to
the extent such materials
are required to be
translated into English
pursuant to any
regulations of the
Commission.

            The Depositary
will keep books, at its
Corporate Trust Office,
for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be
open for inspection by
the Owners of Receipts
provided that such
inspection shall not be
for the purpose of
communicating with Owners
of Receipts in the
interest of a business or
object other than the
business of the Company,
including, without
limitation, a matter
related to the Deposit
Agreement or the
Receipts.

            12.  DIVIDENDS
AND DISTRIBUTIONS.



            Whenever the
Depositary receives any
cash dividend or other
cash distribution on any
Deposited Securities, the
Depositary will, if at
the time of receipt
thereof any amounts
received in a foreign
currency can in the
judgment of the
Depositary be converted
on a reasonable basis
into United States
dollars transferable to
the United States, and
subject to the Deposit
Agreement, convert, as
promptly as practicable,
such dividend or
distribution into dollars
and will distribute, as
promptly as practicable,
the amount thus received
(net of the fees and
expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the
Deposit Agreement) to the
Owners of Receipts
entitled thereto;
provided, however, that
in the event that the
Company or the Depositary
is required to withhold
and does withhold from
any cash dividend or
other cash distribution
in respect of any
Deposited Securities an
amount on account of
taxes, the amount
distributed to the Owners
of the Receipts
evidencing American
Depositary Shares
representing such
Deposited Securities
shall be reduced
accordingly.

            Subject to the
provisions of
Sections 4.11 and 5.09 of
the Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in
Sections 4.01, 4.03 or
4.04 of the Deposit
Agreement, the Depositary
will, as promptly as
practicable, cause the
securities or property
received by it to be
distributed to the Owners
of Receipts entitled
thereto, in any manner
that the Depositary may
reasonably deem equitable
and practicable for
accomplishing such
distribution; provided,
however, that if in the
opinion of the Depositary
such distribution cannot
be made proportionately
among the Owners of
Receipts entitled
thereto, or if for any
other reason the
Depositary reasonably
deems such distribution
not to be feasible, the
Depositary may, after
consultation with the
Company to the extent
practicable, adopt such
method as it may deem
equitable and practicable
for the purpose of
effecting such
distribution, including,
but not limited to, the
public or private sale of
the securities or
property thus received,
or any part thereof, and
the net proceeds of any
such sale (net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the
Deposit Agreement) will
be distributed by the
Depositary to the Owners
of Receipts entitled
thereto all in the manner
and subject to the
conditions described in
Section 4.01 of the
Deposit Agreement;
provided, however, that
no distribution to Owners
pursuant to Section 4.02
of the Deposit Agreement
will be unreasonably
delayed by any action of
the Depositary or any of
its agents.



            If any
distribution consists of
a dividend in, or free
distribution of, Shares,
the Depositary may and
will, if the Company
shall so request,
distribute, as promptly
as practicable, to the
Owners of outstanding
Receipts entitled
thereto, additional
Receipts evidencing an
aggregate number of
American Depositary
Shares representing the
amount of Shares received
as such dividend or free
distribution subject to
the terms and conditions
of the Deposit Agreement
with respect to the
deposit of Shares and the
issuance of American
Depositary Shares
evidenced by Receipts,
including the withholding
of any tax or other
governmental charge as
provided in Section 4.11
of the Deposit Agreement
and the payment of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the
Deposit Agreement.  The
Depositary may withhold
any such distribution of
Receipts under
Section 4.03 of the
Deposit Agreement if it
has not received
satisfactory assurances
from the Company that
such distribution does
not require registration
under the Securities Act
of 1933 or is exempt from
registration under the
provisions of such Act.
In lieu of delivering
Receipts for fractional
American Depositary
Shares in any such case,
the Depositary will sell
the amount of Shares
represented by the
aggregate of such
fractions and distribute
the net proceeds, all in
the manner and subject to
the conditions described
in Section 4.01 of the
Deposit Agreement;
provided, however, that
no distribution to Owners
pursuant to Section 5.03
of the Deposit Agreement
will be unreasonably
delayed by any action of
the Depositary or any of
its agents.  If
additional Receipts are
not so distributed, each
American Depositary Share
shall thenceforth also
represent the additional
Shares distributed upon
the Deposited Securities
represented thereby.

            In the event
that the Depositary
determines that any
distribution in property
(including Shares and
rights to subscribe
therefor) or any deposit
of Shares, transfer of
Receipts or withdrawal of
Deposited Securities
under the Deposit
Agreement is subject to
any tax or other govern-
mental charge which the
Depositary is obligated
to withhold, the
Depositary may by public
or private sale dispose
of all or a portion of
such property (including
Shares and rights to
subscribe therefor) in
such amounts and in such
manner as the Depositary
deems necessary and
practicable to pay any
such taxes or charges,
and the Depositary shall
distribute the net
proceeds of any such sale
after deduction of such
taxes or charges to the
Owners of Receipts
entitled thereto.  The
Depositary will forward
to the Company such
information from its
records as the Company
may request to enable the
Company to file necessary
reports with governmental
authorities or agencies,
and either the Company or
the Depositary may file
any such reports
necessary to obtain
benefits under any
applicable tax treaties
for Owners.

            13.  RIGHTS.



            In the event
that the Company shall
offer or cause to be
offered to the holders of
any Deposited Securities
any rights to subscribe
for additional Shares or
any rights of any other
nature, the Depositary,
after consultation with
the Company to the extent
practicable, shall have
discretion as to the
procedure to be followed
in making such rights
available to any Owners
or in disposing of such
rights on behalf of any
Owners and making the net
proceeds available to
such Owners or, if by the
terms of such rights
offering or for any other
reason, the Depositary
may not either make such
rights available to any
Owners or dispose of such
rights and make the net
proceeds available to
such Owners, then the
Depositary shall allow
the rights to lapse.  If
at the time of the
offering of any rights
the Depositary determines
that it is lawful and
feasible to make such
rights available to all
or certain Owners but not
to other Owners, the
Depositary may, and at
the request of the
Company shall, distribute
to any Owner to whom it
determines the
distribution to be lawful
and feasible, in
proportion to the number
of American Depositary
Shares held by such
Owner, warrants or other
instruments therefor in
such form as it deems
appropriate.

            In
circumstances in which
rights would otherwise
not be distributed, if an
Owner of Receipts
requests the distribution
of warrants or other
instruments in order to
exercise the rights
allocable to the American
Depositary Shares of such
Owner hereunder, the
Depositary will promptly
make such rights
available to such Owner
upon written notice from
the Company to the
Depositary that (a) the
Company has elected in
its sole discretion to
permit such rights to be
exercised and (b) such
Owner has executed such
documents as the Company
has determined in its
sole discretion are
reasonably required under
applicable law.



            If the
Depositary has
distributed warrants or
other instruments for
rights to all or certain
Owners, then upon
instruction from such an
Owner pursuant to such
warrants or other
instruments to the
Depositary from such
Owner to exercise such
rights, upon payment by
such Owner to the
Depositary for the
account of such Owner of
an amount equal to the
purchase price of the
Shares to be received
upon the exercise of the
rights, and upon payment
of the fees and expenses
of the Depositary and any
other charges as set
forth in such warrants or
other instruments, the
Depositary shall, on
behalf of such Owner,
exercise the rights and
purchase the Shares, and
the Company shall cause
the Shares so purchased
to be delivered to the
Depositary on behalf of
such Owner.  As agent for
such Owner, the
Depositary will cause the
Shares so purchased to be
deposited pursuant to
Section 2.02 of the
Deposit Agreement, and
shall, pursuant to
Section 2.03 of the
Deposit Agreement,
execute and deliver
Receipts to such Owner;
provided, however, that
in the case of a
distribution pursuant to
the preceding paragraph,
at the reasonable request
of the Depositary, such
deposit may be made, and
depositary shares may be
delivered, under other
depositary arrangements
to be entered into
between the Company and
the Depositary which
provide for issuance of
depositary receipts
subject to the
appropriate restrictions
on sale, deposit,
cancellation, and
transfer under applicable
United States laws.

            If the
Depositary determines,
after consultation with
the Company to the extent
practicable, that it is
not lawful and feasible
to make such rights
available to all or
certain Owners, it may,
and at the request of the
Company shall use its
best efforts that are
reasonable under the
circumstances to, sell
the rights, warrants or
other instruments in
proportion to the number
of American Depositary
Shares held by the Owners
to whom it has determined
it may not lawfully or
feasibly make such rights
available, and allocate
the net proceeds of such
sales (net of the fees
and expenses of the
Depositary as provided in
Section 5.09 of the
Deposit Agreement and all
taxes and governmental
charges payable in
connection with such
rights and subject to the
terms and conditions of
the Deposit Agreement)
for the account of such
Owners otherwise entitled
to such rights, warrants
or other instruments,
upon an averaged or other
practical basis without
regard to any
distinctions among such
Owners because of
exchange restrictions or
the date of delivery of
any Receipt or otherwise.
 Such proceeds will be
distributed as promptly,
as practicable in
accordance with Section
4.01 of the Deposit
Agreement.

            The Depositary
will not offer rights to
Owners unless both the
rights and the securities
to which such rights
relate are either exempt
from registration under
the Securities Act of
1933 with respect to a
distribution to all
Owners or are registered
under the provisions of
such Act; provided, that
nothing in the Deposit
Agreement shall create
any obligation on the
part of the Company to
file a registration
statement with respect to
such rights or underlying
securities or to endeavor
to have such a
registration statement
declared effective.  If
an Owner of Receipts
requests the distribution
of warrants or other
instruments,
notwithstanding that
there has been no such
registration under such
Act, the Depositary shall
not effect such
distribution unless it
has received an opinion
from recognized counsel
in the United States for
the Company upon which
the Depositary may rely
that such distribution to
such Owner is exempt from
such registration.



            The Depositary
shall not be responsible
for any failure to
determine that it may be
lawful or feasible to
make such rights
available to Owners in
general or any Owner in
particular.

            14.  CONVERSION
OF FOREIGN CURRENCY.

            Whenever the
Depositary shall receive
foreign currency, by way
of dividends or other
distributions or the net
proceeds from the sale of
securities, property or
rights, into the
Depositarys foreign
investment account in the
Russian Federation, and
if at the time of the
receipt thereof the
foreign currency so
received can, pursuant to
applicable law, be
converted on a reasonable
basis into Dollars and
the resulting Dollars
transferred to the United
States, the Depositary
shall convert or cause to
be converted, as promptly
as practicable, by sale
or in any other manner
that it may determine, in
accordance with
applicable law, such
foreign currency into
Dollars, and such Dollars
shall be distributed as
promptly as practicable
to the Owners entitled
thereto or, if the
Depositary shall have
distributed any warrants
or other instruments
which entitle the holders
thereof to such Dollars,
then to the holders of
such warrants and/or
instruments upon
surrender thereof for
cancellation.  Such
distribution may be made
upon an averaged or other
practicable basis without
regard to any
distinctions among Owners
on account of exchange
restrictions, the date of
delivery of any Receipt
or otherwise and shall be
net of any expenses of
conversion into Dollars
incurred by the
Depositary as provided in
Section 5.09 of the
Deposit Agreement.

            If such
conversion or
distribution can be
effected only with the
approval or license of
any government or agency
thereof, the Depositary
shall file, as promptly
as practicable, such
application for approval
or license; however, the
Depositary will be
entitled to rely on local
Russian counsel in such
matters, which counsel
shall be instructed to
act as promptly as
practicable.



            If at any time
any foreign currency
received by the
Depositary or the
Custodian is not,
pursuant to applicable
law, convertible on a
reasonable basis, in
whole or in part, into
Dollars transferable to
the United States for
distribution to certain
of the Owners entitled
thereto, or if any
approval or license of
any government or agency
thereof which is required
for such conversion is
denied or in the opinion
of the Depositary cannot
be promptly obtained, or
if any such approval or
license is not promptly
obtained, the Depositary
shall, (a) as to that
portion of the foreign
currency that is
convertible into Dollars,
make such conversion and
if permitted by
applicable law, transfer
such Dollars to the
United States for
distribution in
accordance with the first
paragraph of Section 4.05
of the Deposit Agreement
and of this Article 14,
and (b) as to the
nonconvertible balance,
if any, (i) if requested
in writing by an Owner,
distribute the foreign
currency (or an
appropriate document
evidencing the right to
receive such foreign
currency) received by the
Depositary to such Owner
and (ii) if not so
requested by an Owner,
hold such foreign
currency uninvested and
without liability for
interest thereon for the
respective accounts of
the Owners entitled to
receive the same.

            15.  RECORD
DATES.

            Whenever any
cash dividend or other
cash distribution shall
become payable or any
distribution other than
cash shall be made, or
whenever rights shall be
issued with respect to
the Deposited Securities,
or whenever the
Depositary shall receive
notice of any meeting of
holders of Shares or
other Deposited
Securities, or whenever
for any reason the
Depositary causes a
change in the number of
Shares that are
represented by each
American Depositary
Share, or whenever the
Depositary shall find it
necessary or convenient,
the Depositary shall fix
a record date (which date
shall be either (i) the
same date as the record
date applicable to the
relevant Deposited
Securities fixed by the
Company or (ii) if
different from the record
date fixed by the
Company, shall be fixed
after consultation with
the Company, to the
extent practicable, and
shall be as close as
possible to the record
date applicable to the
relevant Deposited
Securities) (a) for the
determination of the
Owners of Receipts who
shall be (x) entitled to
receive such dividend,
distribution or rights or
the net proceeds of the
sale thereof or
(y) entitled to give
instructions for the
exercise of voting rights
and to attend (without
voting or speaking) at
any such meeting, (b) on
or after which each
American Depositary Share
will represent the
changed number of Shares,
subject to the provisions
of the Deposit Agreement
or (c) for the
determination of the
Owners who shall be
responsible for the fee
assessed by the
Depositary pursuant to
Article 7 hereof for
inspection of the Share
Register maintained by
the Russian Share
Registrar.

            16.  VOTING OF
DEPOSITED SECURITIES.



            Upon receipt of
notice of any meeting of
holders of Shares or
other Deposited
Securities, if requested
in writing by the
Company, the Depositary
shall, as soon as
practicable thereafter,
mail to the Owners of
Receipts a notice, in
such form as approved by
the Company to the extent
practicable, which shall
contain (a) such
information as is
contained in such notice
of meeting received by
the Depositary from the
Company (or if requested
by the Company, a summary
of such information
provided by the Company),
(b) a statement that the
Owners of Receipts as of
the close of business on
a specified record date
will be entitled, subject
to any applicable
provision of law and of
the Charter of the
Company, to instruct the
Depositary as to the
exercise of the voting
rights, if any,
pertaining to the amount
of Shares or other
Deposited Securities
represented by their
respective American
Depositary Shares and (c)
a statement as to the
manner in which such
instructions may be
given, including an
express indication that
such instructions may be
given or deemed given in
accordance with the last
sentence of this
paragraph if no
instruction is received,
to the Depositary to give
a discretionary proxy to
a person designated by
the Company.  Upon the
written request of an
Owner of a Receipt on
such record date,
received on or before the
date established by the
Depositary for such
purpose, the Depositary
shall endeavor, in so far
as practicable and
permitted under
applicable Russian law
and the Charter, to vote
or cause to be voted the
amount of Shares or other
Deposited Securities
represented by such
American Depositary
Shares evidenced by such
Receipt in accordance
with the instructions set
forth in such request.
The Depositary shall not
vote or attempt to
exercise the right to
vote that attaches to the
Shares or other Deposited
Securities, other than in
accordance with such
instructions.  If no
instructions are received
by the Depositary from
any Owner with respect to
any of the Deposited
Securities represented by
the American Depositary
Shares evidenced by such
Owners Receipts on or
before the date
established by the
Depositary for such
purpose, the Depositary
shall deem such Owner to
have instructed the
Depositary to give a
discretionary proxy to a
person designated by the
Company with respect to
such Deposited Securities
and the Depositary shall
give a discretionary
proxy to a person
designated by the Company
to vote such Deposited
Securities, provided that
no such discretionary
proxy will be deemed
given with respect to any
matter as to which the
Company informs the
Depositary (the Company
having agreed to provide
such information as
promptly as practicable
in writing) that (x) the
Company does not wish
such proxy given, (y)
substantial opposition,
as determined by the
Company, exists or (z)
such matter materially
and adversely affects, as
determined by the
Company, the rights of
holders of Shares.

            17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.



            In
circumstances where the
provisions of
Section 4.03 of the
Deposit Agreement do not
apply, upon any change in
nominal value, change in
par value, split-up,
consolidation, or any
other reclassification of
Deposited Securities, or
upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the
Company or to which it is
a party, any securities
which shall be received
by the Depositary or a
Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be
treated as new Deposited
Securities under the
Deposit Agreement, and
American Depositary
Shares shall thenceforth
represent, in addition to
any continuing rights in
the existing Deposited
Securities, rights with
respect to the new
Deposited Securities so
received in exchange or
conversion, unless
additional Receipts are
delivered pursuant to the
following sentence.  In
any such case the
Depositary may, in its
reasonable discretion,
after consultation with
the Company to the extent
practicable, and will, if
the Company shall so
request, execute and
deliver additional
Receipts as in the case
of a dividend in Shares,
or call for the surrender
of outstanding Receipts
to be exchanged for new
Receipts specifically
describing such new
Deposited Securities.
Promptly upon receipt of
notice from the Company
pursuant to Section 5.06
of the Deposit Agreement
of the occurrence of any
of the events referred to
in the first sentence of
this Article 17, the
Depositary will give
notice thereof to all
Owners.

            18.	LIABILITY
OF THE COMPANY AND
DEPOSITARY.





            Neither the
Depositary nor the
Company nor any of their
respective directors,
employees, agents or
affiliates shall incur
any liability to any
Owner or Beneficial Owner
of any Receipt, if by
reason of any provision
of (a) any present or
future law or regulation
of the United States, the
Russian Federation or any
other country, or of any
other governmental or
regulatory authority or
stock exchange, or by
reason of any act of God
or war or other
circumstances beyond its
control, (b) in the case
of the Depositary only,
(i) any act or failure to
act of the Company or its
agents, including the
Russian Share Registrar,
or their respective
directors, employees,
agents or affiliates,
(ii) any provision,
present or future, of the
Charter of the Company or
any other instrument of
the Company governing the
Deposited Securities or
(iii) any provision of
any securities issued or
distributed by the
Company, or any offering
or distribution thereof,
or (c) in the case of the
Company only, any act or
failure to act of the
Depositary or the
Custodian or their
respective directors,
employees, agents or
affiliates, the
Depositary or the Company
shall be prevented,
delayed or forbidden from
or be subject to any
civil or criminal penalty
on account of doing or
performing any act or
thing which by the terms
of the Deposit Agreement
or Deposited Securities
it is provided shall be
done or performed
(including, in the case
of the Depositary,
delivery of any Deposited
Securities or
distribution of cash or
property in respect
thereof pursuant to
Articles 12 and 13
hereof); nor shall the
Depositary or the Company
or any of their
respective directors,
employees, agents or
affiliates incur any
liability to any Owner or
Beneficial Owner of a
Receipt by reason of any
non-performance or delay,
caused as aforesaid, in
the performance of any
act or thing which by the
terms of the Deposit
Agreement it is provided
shall or may be done or
performed, or by reason
of any exercise of, or
failure to exercise, any
discretion provided for
in the Deposit Agreement
or in the Charter of the
Company.  Where, by the
terms of a distribution
pursuant to
Sections 4.01, 4.02 or
4.03 of the Deposit
Agreement, or an offering
or distribution pursuant
to Section 4.04 of the
Deposit Agreement, the
Depositary is prevented
or prohibited from
disposing such
distribution or offering
available to Owners of
Receipts, and the
Depositary is prevented
or prohibited from
disposing of such
distribution or offering
on behalf of such Owners
and making the net
proceeds available to
such Owners, then the
Depositary, after
consultation with the
Company to the extent
practicable, shall not
make such distribution or
offering, and shall allow
any rights, if
applicable, to lapse.
Neither the Company nor
the Depositary assumes
any obligation or shall
be subject to any
liability under the
Deposit Agreement to
Owners or Beneficial
Owners of Receipts,
except that the Company
agrees to perform its
obligations specifically
set forth in the Deposit
Agreement and that the
Depositary agrees to
perform its obligations
specifically set forth in
the Deposit Agreement
without negligence or bad
faith.  The Depositary
shall not be subject to
any liability with
respect to the validity
or worth of the Deposited
Securities.  None of the
Depositary, the Company
nor any of their
respective officers,
employees and agents
shall be under any
obligation to appear in,
prosecute or defend any
action, suit, or other
proceeding in respect of
any Deposited Securities
or in respect of the
Receipts, which in its
opinion may involve it in
expense or liability,
unless indemnity
satisfactory to it in its
sole discretion against
all expense and liability
shall be furnished as
often as may be required,
and the Custodian shall
not be under any
obligation whatsoever
with respect to such
proceedings, the
responsibility of the
Custodian being solely to
the Depositary. None of
the Depositary, the
Company nor any of their
respective officers,
employees and agents
shall be liable for any
action or inaction by it
in reliance upon the
advice of or information
from legal counsel,
accountants, any person
presenting Shares for
deposit, any Owner or
Beneficial Owner of a
Receipt, or any other
person believed by it in
good faith to be
competent to give such
advice or information;
provided, however, that,
in the case of the
Company, such advice of
or information from legal
counsel is from
recognized U.S. counsel
for U.S. legal issues,
recognized Russian
counsel for Russian legal
issues and recognized
counsel of any other
jurisdiction for legal
issues with respect to
that jurisdiction.  The
Depositary shall not be
responsible for any
failure to carry out any
instructions to vote any
of the Deposited
Securities, or for the
manner in which any such
vote is cast or the
effect of any such vote,
provided that any such
action or inaction is in
good faith.  The
Depositary shall not be
liable for any acts or
omissions made by a
successor depositary
whether in connection
with a previous act or
omission of the
Depositary or in
connection with a matter
arising wholly after the
removal or resignation of
the Depositary, provided
that in connection with
the issue out of which
such potential liability
arises, the Depositary
performed its obligations
without negligence or bad
faith while it acted as
Depositary.  The
Depositary shall not be
liable to the Company,
any Owner or Beneficial
Owner or any other person
for the unavailability of
Deposited Securities or
for the failure to make
any distribution of cash
or property with respect
thereto as a result of
(i) any act or failure to
act of the Company or its
agents, including the
Russian Share Registrar,
or their respective
directors, employees,
agents or affiliates,
(ii) any provision of any
present or future law or
regulation of the United
States, the Russian
Federation or any other
country, (iii) any
provision of any present
or future regulation of
any governmental or
regulatory authority or
stock exchange, (iv) any
provision of any present
or future Charter of the
Company or any other
instrument of the Company
governing the Deposited
Securities, (v) any
provision of any
securities issued or
distributed by the
Company, or any offering
or distribution thereof,
or (vi) any act of God or
war or other circumstance
beyond its control.  The
Company shall not be
liable to the Depositary,
any Owner or Beneficial
Owner or any other person
for the unavailability of
the Deposited Securities
or for the failure to
make any distribution of
cash or property with
respect thereto as a
result of (i) any
provision of any present
or future law or
regulation of the United
States, the Russian
Federation or any other
country, (ii) any
provision of any present
or future regulation of
any governmental or
regulatory authority or
stock exchange or
(iii) any act of God or
war or other circumstance
occurring beyond its
control.  No disclaimer
of liability under the
Securities Act of 1933 is
intended by any provision
of the Deposit Agreement.



            19.
	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.

            The Depositary
may at any time resign as
Depositary hereunder by
written notice of its
election so to do
delivered to the Company,
such resignation to take
effect  upon the
appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit Agreement.
 The Depositary may at
any time be removed by
the Company by written
notice of such removal,
effective upon the
appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit Agreement.
 Whenever the Depositary
in its discretion
determines that it is in
the best interest of the
Owners of Receipts to do
so, it may, after
consultation with the
Company to the extent
practicable, appoint a
substitute or additional
custodian or custodians.

            20.  AMENDMENT.

            The form of the
Receipts and any
provisions of the Deposit
Agreement may at any time
and from time to time be
amended by agreement
between the Company and
the Depositary without
the consent of Owners or
Beneficial Owners of
Receipts in any respect
which they may deem
necessary or desirable.
Any amendment which shall
impose or increase any
fees or charges (other
than taxes and other
governmental charges,
registration fees and
cable, telex or facsimile
transmission costs,
delivery costs or other
such expenses), or which
shall otherwise prejudice
any substantial existing
right of Owners of
Receipts, shall, however,
not become effective as
to outstanding Receipts
until the expiration of
thirty days after notice
of such amendment shall
have been given to the
Owners of outstanding
Receipts.  Every Owner or
Beneficial Owner of a
Receipt at the time any
amendment so becomes
effective shall be
deemed, by continuing to
hold such Receipt or to
own a beneficial interest
therein, to consent and
agree to such amendment
and to be bound by the
Deposit Agreement and
Receipt as amended
thereby.  In no event
shall any amendment
impair the right of the
Owner of any Receipt to
surrender such Receipt
and receive therefor the
Deposited Securities
represented thereby
except in order to comply
with mandatory provisions
of applicable law.

            21.
	TERMINATION OF
DEPOSIT AGREEMENT.





            The Depositary
at any time at the
direction of the Company,
shall terminate the
Deposit Agreement by
mailing notice of such
termination to the Owners
of all Receipts then
outstanding at least 30
days prior to the date
fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing
notice of such
termination to the
Company and the Owners of
all Receipts then
outstanding, such
termination to be
effective on a date
specified in such notice
not less than 30 days
after the date thereof,
if at any time 90 days
shall have expired after
the Depositary shall have
delivered to the Company
a written notice of its
election to resign and a
successor depositary
shall not have been
appointed and accepted
its appointment as
provided in the Deposit
Agreement.  On and after
the date of termination,
the Owner of a Receipt
will, upon (a) surrender
of such Receipt at the
Corporate Trust Office of
the Depositary and (b)
payment of any applicable
taxes or governmental
charges and the fees and
expenses of the
Depositary, including the
fee of the Depositary for
the surrender of Receipts
referred to in Article 7
hereof and Section 2.05
of the Deposit Agreement,
be entitled to delivery,
to him or upon his order,
of the amount of
Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Receipt in the manner
provided in Section 2.05
of the Deposit Agreement.
 If any Receipts shall
remain outstanding after
the date of termination,
the Depositary thereafter
shall discontinue the
registration of transfers
of Receipts, shall
suspend the distribution
of dividends to the
Owners thereof, and shall
not give any further
notices or perform any
further acts under the
Deposit Agreement, except
that the Depositary shall
continue to collect
dividends and other
distributions pertaining
to Deposited Securities,
shall sell rights and
other property as
provided in the Deposit
Agreement, and shall
continue to deliver
Deposited Securities,
together with any
dividends or other
distributions received
with respect thereto and
the net proceeds of the
sale of any rights or
other property, in
exchange for Receipts
surrendered to the
Depositary (after
deducting, in each case,
the fees of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in
accordance with the terms
and conditions of the
Deposit Agreement, and
any applicable taxes or
governmental charges).
At any time after the
expiration of one year
from the date of
termination, the
Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may
thereafter hold
uninvested the net
proceeds of any such
sale, together with any
other cash then held by
it thereunder,
unsegregated and without
liability for interest,
for the pro rata benefit
of the Owners of Receipts
which have not
theretofore been
surrendered, such Owners
thereupon becoming
general creditors of the
Depositary with respect
to such net proceeds.
After making such sale,
the Depositary shall be
discharged from all
obligations under the
Deposit Agreement, except
to account for such net
proceeds and other cash
(after deducting, in each
case, the fees of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in
accordance with the terms
and conditions of the
Deposit Agreement, and
any applicable taxes or
governmental charges),
and except as provided in
Section 5.08 of the
Deposit Agreement.  Upon
the termination of the
Deposit Agreement, the
Company shall be
discharged from all
obligations under the
Deposit Agreement except
for its obligations to
the Depositary with
respect to
indemnification, charges,
and expenses.

            22.
	ARBITRATION; WAIVER
OF IMMUNITIES.

            The Deposit
Agreement provides that
any controversy, claim,
cause of action or other
dispute (each, a Dispute)
brought by any party
hereto against the
Company arising out of or
relating to the Shares or
other Deposited
Securities, the American
Depositary Shares, the
Receipts or this Deposit
Agreement (including any
question regarding its
existence, validity or
termination), or the
breach hereof or thereof,
shall be referred to and
finally settled by
arbitration in accordance
with the Rules of the
London Court of
International
Arbitration, which rules
are deemed to be
incorporated by reference
into this Article 22 and
Section 7.06 of the
Deposit Agreement, and
judgment upon the award
rendered by the
arbitrators may be
entered in any court
having jurisdiction
thereof; provided, that
in the event of any
third-party litigation to
which the Depositary is a
party and to which the
Company may properly be
joined, the Company may
be so joined in any court
of competent jurisdiction
in which such litigation
is proceeding; and
provided, further, that
any such Dispute brought
by any party hereto
against the Company
relating to or based upon
the provisions of the
Federal securities laws
of the United States or
the rules and regulations
thereunder shall be
submitted to arbitration
as provided in Section
7.06 of the Deposit
Agreement if, but only
if, so elected by the
claimant.  The Deposit
Agreement also provides
that any Dispute arising
out of or relating to the
Shares or other Deposited
Securities, the American
Depositary Shares, the
Receipts or this Deposit
Agreement not subject to
arbitration thereunder
shall be litigated in the
Federal and state courts
in the Borough of
Manhattan.



            To the extent
that the Company or any
of its properties, assets
or revenues may have or
hereafter become entitled
to, or have attributed to
it, any right of
sovereign immunity, from
any legal action, suit or
proceeding, from the
giving of any relief in
any respect thereof, from
setoff or counterclaim,
from the jurisdiction of
any court, from service
of process, from
attachment upon or prior
to judgment, from
attachment in aid of
execution or judgment, or
other legal process or
proceeding for the giving
of any relief or for the
enforcement of any
judgment, in any United
States or State court in
the State of New York,
County of New York, in
which proceedings may at
any time be commenced,
with respect to its
obligations, liabilities
or any other matter under
or arising out of or in
connection with the
Shares or Deposited
Securities, the American
Depositary Shares, the
Receipts or the Deposit
Agreement, the Company,
to the fullest extent
permitted by law, has
irrevocably and
unconditionally waived,
and has agreed not to
plead or claim, any such
immunity and has
consented to such relief
and enforcement.

            23.
	REGISTRATION OF
SHARES; RUSSIAN SHARE
REGISTRAR; SHARE
REGISTER.

            (a) The Company
has agreed in the Deposit
Agreement that it shall,
at any time and from time
to time:

(i) take any and all
action as may be
necessary to assure
the accuracy and
completeness of all
information set
forth in the Share
Register maintained
by the Russian Share
Registrar in respect
of the Shares or
Deposited
Securities;

(ii) provide or
cause the Russian
Share Registrar to
provide to the
Depositary, the
Custodian or their
respective agents
unrestricted access
to the Share
Register during
ordinary business
hours in Moscow,
Russian Federation,
in such manner and
upon such terms and
conditions as the
Depositary may, in
its sole discretion,
deem appropriate, to
permit the
Depositary, the
Custodian or their
respective agents to
regularly (and in
any event not less
than monthly)
confirm the number
of Deposited
Securities
registered in the
name of the
Depositary, the
Custodian or their
respective nominees,
as applicable,
pursuant to the
terms of the Deposit
Agreement and, in
connection
therewith, to
provide the
Depositary, the
Custodian or their
respective agents,
upon request, with a
duplicative extract
from the Share
Register duly
certified by the
Russian Share
Registrar (or some
other evidence of
verification which
the Depositary, in
its sole discretion,
deems sufficient);



(iii) ensure that
the Russian Share
Registrar, within
two Moscow Business
Days after receipt
by the Russian Share
Registrar from the
Depositary or the
Custodian or any of
their respective
agents of such
documentation as may
be required by
applicable law and
the reasonable and
customary
regulations of the
Russian Share
Registrar, or as
soon thereafter as
practicable, effects
the re-registration
of ownership of
Deposited Securities
in the Share
Register in
connection with any
deposit or
withdrawal of Shares
or Deposited
Securities under the
Deposit Agreement;

(iv) permit and
cause the Russian
Share Registrar to
permit the
Depositary or the
Custodian to
register any Shares
or other Deposited
Securities held
under the Deposit
Agreement in the
name of the
Depositary, the
Custodian or their
respective nominees
(which may, but need
not be, a non-
resident of the
Russian Federation);
and

(v)	ensure that the
Russian Share
Registrar promptly
notifies the
Depositary in
writing at any time
that the Russian
Share Registrar (A)
eliminates the name
of a shareholder of
the Company from the
Share Register or
otherwise alters a
shareholders
interest in the
Companys shares and
such shareholder
alleges to the
Company or the
Russian Share
Registrar or
publicly that such
elimination or
alteration is
unlawful; (B) no
longer will be able
materially to comply
with, or has engaged
in conduct that
indicates it will
not materially
comply with, the
provisions of the
Deposit Agreement
relating to it
(including, without
limitation, Section
5.13 thereof); (C)
refuses to re-
register shares of
the Company in the
name of a particular
purchaser and such
purchaser (or its
respective seller)
alleges that such
refusal is unlawful;
(D) holds shares of
the Company for its
own account; or (E)
has materially
breached the
provisions of the
Deposit Agreement
relating to it
(including, without
limitation, Section
5.13 thereof) and
has failed to cure
such breach within a
reasonable time.

      (b)  The Company has
agreed in the Deposit
Agreement that it shall
be solely liable for any
act or failure to act on
the part of the Russian
Share Registrar and that
the Company shall be
solely liable for the
unavailability of
Deposited Securities or
for the failure of the
Depositary to make any
distribution of cash or
property with respect
thereto as a result of
(i) any act or failure to
act of the Company or its
agents, including the
Russian Share Registrar,
or their respective
directors, employees,
agents or affiliates,
(ii) any provision of any
present or future Charter
of the Company or any
other instrument of the
Company governing the
Deposited Securities, or
(iii) any provision of
any securities issued or
distributed by the
Company, or any offering
or distribution thereof.



      (c)  The Depositary
or the Custodian will
regularly (and in any
event not less than
monthly) confirm the
number of Deposited
Securities registered in
the name of the
Depositary, the Custodian
or their respective
nominees, as applicable,
pursuant to the terms of
the Deposit Agreement.
The Company and the
Depositary have agreed in
the Deposit Agreement
that, for purposes of the
rights and obligations
under the Deposit
Agreement and this
Receipt of the parties
thereto and hereto, the
records of the Depositary
and the Custodian shall
be controlling for all
purposes with respect to
the number of Shares or
other Deposited
Securities which should
be registered in the name
of the Depositary, the
Custodian or their
respective nominees, as
applicable, pursuant to
the terms of the Deposit
Agreement.  In the event
of any material
discrepancy between the
records of the Depositary
or the Custodian and the
Share Register, then, if
an officer of the ADR
Department of the
Depositary has actual
knowledge of such
discrepancy, the
Depositary will promptly
notify the Company.  In
the event of any
discrepancy between the
records of the Depositary
or the Custodian and the
Share Register, the
Company has agreed that
(whether or not it has
received any notification
from the Depositary) it
will (i) use its best
efforts to cause the
Russian Share Registrar
to reconcile its records
to the records of the
Depositary or the
Custodian and to make
such corrections or
revisions in the Share
Register as may be
necessary in connection
therewith and (ii) to the
extent the Company is
unable to so reconcile
such records, promptly
instruct the Depositary
to notify the Owners of
the existence of such
discrepancy.  Upon
receipt of such
instruction, the
Depositary will promptly
give such notification to
the Owners pursuant to
Section 4.09 of the
Deposit Agreement (it
being understood that the
Depositary may at any
time give such
notification to the
Owners, whether or not it
has received instructions
from the Company), and
the Depositary will
promptly cease issuing
Receipts pursuant to
Section 2.02 of the
Deposit Agreement until
such time as, in the
opinion of the
Depositary, such records
have been appropriately
reconciled.

            24.	DISCLOSURE
OF INTERESTS.



            The Company or
the Depositary may from
time to time request
Owners to provide
information as to the
capacity in which such
Owners own or owned
Receipts and regarding
the identity of any other
persons then or
previously having a
beneficial interest in
such Receipts and the
nature of such interest
and various other
matters.  Each Owner
agrees to provide
promptly, and in any
event within seven days,
information requested by
the Company or the
Depositary pursuant to
Section 3.04 of the
Deposit Agreement and
this Article 24.  To the
extent that provisions of
or governing any
Deposited Securities
(including the Companys
Charter) may require the
disclosure of beneficial
or other ownership of
Deposited Securities,
other Shares and other
securities to the Company
and may provide for
blocking transfer and
voting or other rights to
enforce such disclosure
or limit such ownership,
the Depositary shall use
its reasonable efforts to
comply with the Companys
instructions as to
Receipts in respect of
any such enforcement or
limitation, and Owners
and Beneficial Owners are
required to comply with
all such disclosure
requirements and
ownership limitations and
to cooperate with the
Depositarys compliance
with Company instructions
as to Receipts in respect
of any such enforcement
or limitation.




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